UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Winstead Drive, Cary NC		27513
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On March 31, 2006, the Audit and Finance Committee of the Board of Directors (the “Audit Committee”) of R.H. Donnelley Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.
     PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s two fiscal years ended December 31, 2004 and December 31, 2005 and the interim period from January 1, 2006 through March 31, 2006, there were no disagreements (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such periods. During the Company’s fiscal years ended December 31, 2004 and December 31, 2005 and the interim period from January 1, 2006 through March 31, 2006, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).
     The Company has provided PwC with a copy of the above statements and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     Effective March 31, 2006, the Audit Committee appointed KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. As of the date of this report, KPMG is in the process of finalizing its standard client evaluation procedures and we expect KPMG to formally accept its engagement within the next few business days. Prior to the merger of Dex Media, Inc. (“Dex Media”) with and into a wholly owned subsidiary of the Company on January 31, 2006, KPMG had been engaged by Dex Media’s audit committee as Dex Media’s independent registered public accounting firm for the fiscal years ended December 31, 2004 and December 31, 2005 and the interim period from January 1, 2006 through January 31, 2006. During the two most recent fiscal years and the interim period from January 1, 2006 through March 31, 2006, neither the Company nor anyone on its behalf has consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

	By:	/s/ Steven M. Blondy
Name: Steven M. Blondy Title: Executive Vice President and Chief Financial Officer

Date: April 6, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.